Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

AmeriCredit Financial Services, Inc. (the “Sponsor”) GMF Leasing LLC (the “Depositor”) 801 Cherry Street, Suite 3500 Fort Worth, Texas 76102	22 January 2026

Re:	GM Financial Automobile Leasing Trust 2026-1 (the “Issuing Entity”)

Asset-Backed Notes (the “Notes”)

Sample Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor, Wells Fargo Securities, LLC, Barclays Capital Inc., BNP Paribas Securities Corp. and Morgan Stanley & Co. LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a designated pool of automobile, light duty truck and utility vehicle leases (the “Leases”) and the corresponding leased vehicles relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files (collectively, the “Provided Data Files”):

i.

Labeled “GMALT 2026-1 Final Cut DATA_TAPE_DIST.xlsx” and the corresponding record layout and decode information, as applicable (the “Base Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 1 January 2026 (the “Cutoff Date”) relating to the Leases,

ii.

Labeled “GMALT 2026-1 EY Sample Internal.xlsx” and the corresponding record layout and decode information, as applicable (the “Identification Sample Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the Sample Leases (as defined in Attachment A) and

iii.

Labeled “GMALT 2026-1 EY ALD Tape.xlsx” and the corresponding record layout and decode information, as applicable (the “Asset Level Disclosure File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 31 December 2025 (the “Reporting Period Ending Date”) relating to Sample Leases,

b.

A schedule and the corresponding record layout and decode information, as applicable (the “Security Interest Mapping File”), that the Sponsor, on behalf of the Depositor, indicated contains lien holder or owner information relating to the Sample Leases,

c.	Imaged copies of the following items (collectively, the “Source Documents”):

i.	The motor vehicle lease agreement and corresponding contract cure letter and/or amendment (collectively and as applicable, the “Lease Agreement”),

ii.

The certificate of title, application for title or guaranty of title, notice of lien, notice of security interest filing, vehicle ownership registration form, direct lien filing, electronic verification of title, title lien statement, notice of lien application, lien entry form or other related documents (collectively and as applicable, the “Title”),

iii.	The odometer disclosure statement (the “Odometer Disclosure Statement”),

iv.	Certain printed screen shots and payment histories from the Sponsor’s servicing systems (the “Servicing System Screen Shots”),

v.

Certain printed screen shots and account summary information from the Sponsor’s loan origination systems (the “Origination System Screen Shots,” together with the Servicing System Screen Shots, the “System Screen Shots”),

vi.	The borrower credit application or application for financing (collectively and as applicable, the “Credit Application”) and

vii.

The agreement to provide insurance, binder of insurance, confirmation of accidental physical damage insurance, supplemental provisions, notice of requirement to provide insurance, insurance verification form, insurance coverage acknowledgement, agreement to furnish insurance policy, property insurance disclosure or other related documents (collectively and as applicable, the “Agreement to Provide Insurance”), as applicable, that the Sponsor, on behalf of the Depositor, indicated relate to the Sample Leases,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Security Interest Mapping File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Security Interest Mapping File, Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Leases, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Leases,

iii.	Whether the originator(s) of the Leases complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

22 January 2026

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 125 Leases from the Base Data File (the “Sample Leases”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Leases or the methodology they instructed us to use to select the Sample Leases from the Base Data File.

For the purpose of the procedures described in this report, the 125 Sample Leases are referred to as Sample Lease Numbers 1 through 125.

2.

As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Sample Lease on the Base Data File, as applicable, with the corresponding information, all as shown on the Identification Sample Data File and Asset Level Disclosure File, as applicable. The Base Data File, as adjusted, is hereinafter referred to as the “Data File.”

3.	For each Sample Lease, as applicable, we:

a.

Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

b.	Observed the existence of a Title.

c.

Observed that “General Motors Financial Company, Inc.” or “ACAR Leasing Ltd. (or d/b/a)” was the named lien holder or owner, as shown in the Title, or that the lien holder has assigned the vehicle corresponding to such Sample Lease to “General Motors Financial Company, Inc.” or “ACAR Leasing Ltd. (or d/b/a),” as shown in the Title, subject to the additional instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s).

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to:

i.	Ignore differences that appear to be due to abbreviation, truncation or spelling errors and

ii.	Note agreement in accordance with the decode information shown on the Security Interest Mapping File, as applicable.

d.	Observed the existence of a Credit Application.

Attachment A Page 2 of 2

e.	Observed that the Origination System Screen Shots contained a credit bureau report summary.

f.	Observed that the Lease Agreement contained a consumer leasing disclosure statement.

g.	Observed the existence of an Agreement to Provide Insurance or observed that the Lease Agreement contained:

i.	A section titled “Agreement to Keep Vehicle Insured” or “Insurance you must have on the vehicle” or

ii.

Coverage limit information in the section titled “Types and Amounts of Required Insurance Coverage.” We performed no procedures to determine the validity of any coverage limit information in the corresponding section of the Lease Agreement.

h.

Observed that the Origination System Screen Shots contained information in the co-app personal section for each Sample Lease with a co-lessee present indicator of “true,” as shown on the Data File. We performed no procedures to determine the validity of any information in the co-app personal section of the Origination System Screen Shots.

Exhibit 1 to Attachment A Page 1 of 5

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)
Loan account number	Lease Agreement and Servicing System Screen Shots

Application number	Origination System Screen Shots

Vehicle identification number	Lease Agreement, Title and Servicing System Screen Shots

Maturity date	(a) Lease Agreement and recalculation and (b) Servicing System Screen Shots

Original term to maturity	Lease Agreement and Servicing System Screen Shots

Monthly base rent payment	(a) Lease Agreement and (b) (i) Servicing System Screen Shots or (ii) Servicing System Screen Shots and recalculation

Model type (new/used)	(a) Lease Agreement, Title or Odometer Disclosure Statement and (b) Servicing System Screen Shots

Vehicle make	Lease Agreement and Servicing System Screen Shots

Vehicle model	Lease Agreement and Servicing System Screen Shots

Vehicle year	Lease Agreement and Servicing System Screen Shots

Contract residual	Lease Agreement and Servicing System Screen Shots

Contract date	Lease Agreement

State	Servicing System Screen Shots

Lease commencement date	Servicing System Screen Shots

Remaining term to maturity	(a) Servicing System Screen Shots or (b) Servicing System Screen Shots, Lease Agreement and recalculation

Vehicle value (as of origination)	Servicing System Screen Shots

Payment to income ratio	Origination System Screen Shots

Acquisition cost	Origination System Screen Shots or Lease Agreement

FICO score	Origination System Screen Shots

FICO score – Schedule AL	Origination System Screen Shots

Contract rate	(a) Origination System Screen Shots or (b) Lease Agreement and recalculation

Exhibit 1 to Attachment A Page 2 of 5

Notes:

i.	The loan account number and application number Sample Characteristics are for identification purposes only.

ii.	For the purpose of comparing the maturity date Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to recalculate the maturity date by adding the:

a.	Original term to maturity to

b.	Lease date,

both as shown in the Lease Agreement, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the maturity date, as shown on the Data File, is the 1st of the month following a maturity date that falls on the 29th, 30th or 31st day of the month, or on the 28th day of February, as recalculated above.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/-2 days.

iii.

For the purpose of comparing the monthly base rent payment Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to use the base rent, as shown in the Servicing System Screen Shots, or, if the Servicing System Screen Shots did not contain the base rent, the Sponsor, on behalf of the Depositor, instructed us to recalculate the monthly base rent payment by subtracting the:

a.	Earned tax from

b.	Regular payment,

both as shown in the Servicing System Screen Shots.

iv.

For the purpose of comparing the model type (new/used) Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a model type (new/used) of “N,” as shown on the Data File, if the corresponding model type (new/used), as shown in the Lease Agreement, was “demo,” “R” or “S,” as applicable.

Exhibit 1 to Attachment A Page 3 of 5

Additionally, for the purpose of comparing the model type (new/used) Sample Characteristic for each Sample Lease with a model type (new/used), as shown on the Data File, that is different than the model type (new/used), as shown in the Lease Agreement (subject to the instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the preceding paragraph(s) of this note), the Sponsor, on behalf of the Depositor, instructed us to note agreement with a model type (new/used):

a.	Of “N,” as shown on the Data File, if the corresponding odometer reading, as shown in the Lease Agreement, Title or Odometer Disclosure Statement, is less than 7,500 miles or

b.	Of “U,” as shown on the Data File, if the corresponding odometer reading, as shown in the Lease Agreement, Title or Odometer Disclosure Statement, is greater than or equal to 7,500 miles,

subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to use either the Lease Agreement, Title or Odometer Disclosure Statement. We performed no procedures to reconcile any differences that may exist relating to the information contained in the Lease Agreement, Title and Odometer Disclosure Statement with regard to the odometer reading.

v.

For the purpose of comparing the vehicle make and vehicle model Sample Characteristics, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors.

vi.	For the purpose of comparing the contract date Sample Characteristic for each Sample Lease (except for Sample Lease Number 12), the Sponsor, on behalf of the Depositor, instructed us to:

a.	Use the contract date next to the borrower’s signature, as shown in the Lease Agreement, and

b.	Ignore differences of +/- 1 day.

For the purpose of comparing the contract date Sample Characteristic for Sample Lease Number 12, the Sponsor, on behalf of the Depositor, instructed us to use the lease date, as shown in the Lease Agreement.

vii.

For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Lease (except for Sample Lease Numbers 1, 6, 18, 19, 31, 32, 33, 44, 90, 95, 119 and 125), the Sponsor, on behalf of the Depositor, instructed us to use the Servicing System Screen Shots as the Source Document, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

Exhibit 1 to Attachment A Page 4 of 5

The Sponsor, on behalf of the Depositor, indicated that certain of the Servicing System Screen Shots contained account activity that occurred after the Cutoff Date. For the purpose of comparing the remaining term to maturity Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to only consider account activity shown in the Servicing System Screen Shots that occurred on or prior to the Cutoff Date.

For the purpose of comparing the remaining term to maturity Sample Characteristic for Sample Lease Numbers 1, 6, 18, 19, 31, 32, 33, 44, 90, 95, 119 and 125, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term to maturity by subtracting the:

a.	Number of billed monthly base payments prior to the Cutoff Date, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note, from

b.	Original term to maturity, as shown in the Servicing System Screen Shots.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to calculate the number of billed monthly base payments prior to the Cutoff Date as the difference in months between the:

(1)	Lease date, as shown in the Lease Agreement, and

(2)	Cutoff Date.

viii.

For the purpose of comparing the acquisition cost Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to use the Lease Agreement as the Source Document if the acquisition cost, as shown in the Origination System Screen Shots, was <blank>.

ix.

For the purpose of comparing the FICO score – Schedule AL Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a FICO score – Schedule AL of “None,” as shown on the Data File, if the corresponding FICO score – Schedule AL, as shown in the Origination System Screen Shots, was “I.”

x.

For the purpose of comparing the contract rate Sample Characteristic for each Sample Lease (except for Sample Leases described in the succeeding paragraph(s) of this note), the Sponsor, on behalf of the Depositor, instructed us to use the Origination System Screen Shots as the Source Document, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

Exhibit 1 to Attachment A Page 5 of 5

For the purpose of comparing the contract rate Sample Characteristic for any Sample Leases that have a contract rate, as shown in the Origination System Screen Shots, of <blank> or “0%,” as applicable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the contract rate by:

a.	Multiplying:

(1)	The contracted money factor, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note, by

(2)	2,400 and

b.	Rounding the result obtained above to the second decimal (XX.XX%),

subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to calculate the contracted money factor by:

a.	Dividing:

(1)	The result obtained by dividing the rent charge by the number of lease payments, both as shown on the Lease Agreement, by

(2)	The sum of the adjusted capitalized cost and residual value, both as shown on the Lease Agreement, and

b.	Rounding the result obtained above to the fifth decimal (X.XXXXX).

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to round the contract rate, as shown on the Data File, to the second decimal (XX.XX%).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.